Restructuring	12 Months Ended
Sep. 30, 2012
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure [Text Block]
Restructuring

2011 Household Products Restructuring
On March 7, 2011, the Company determined that, as part of its November 2010 restructuring initiative, it would close its carbon zinc battery manufacturing facility in Cebu, Philippines and its alkaline battery manufacturing facility in La Chaux De Fonds (LCF), Switzerland. The carbon zinc and alkaline batteries previously supplied by the Cebu and LCF facilities are now produced in other manufacturing facilities.

In fiscal 2012 and 2011, the Company recorded pre-tax income for the 2011 Household Products restructuring of $6.8 and charges of $79.0, respectively. The fiscal 2012 pre-tax income was driven by the gain on the sale of our former battery manufacturing facility in Switzerland of $13.0, which was partially offset by $6.0 of additional restructuring costs in fiscal 2012, including severance and termination related costs of $1.2, pension settlement costs of $2.0 and related exit costs of $2.8. The prior year charges included severance and termination related costs of $41.8, accelerated depreciation on property, plant and equipment of $16.1, pension settlement costs of $6.1 and other related exit costs of $15.0. These costs, net of the gain on the sale of the former LCF property in fiscal 2012, are included as a separate line item on the Consolidated Statements of Earnings and Comprehensive Income.

The remaining accrual balance for the 2011 Household Products Restructuring at September 30, 2012 and 2011, was $0.9 and $7.1, respectively.

In November 2012, which was the first quarter of fiscal 2013, the Company's Board of Directors authorized an enterprise-wide restructuring plan and has delegated authority to the company's management to determine the final plan with respect to these initiatives. See Note 20 of the Notes to Consolidated Financial Statements for further information.